United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2017

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2017, Fidelity National Information Services, Inc. (“FIS”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Bank PLC and J.P. Morgan Securities plc, as representatives of the underwriters named therein, and the other underwriters named therein, with respect to the issuance and sale of €500,000,000 in aggregate principal amount of its 0.400% Senior Notes due 2021 (the “2021 Euro Notes”), €500,000,000 in aggregate principal amount of its 1.100% Senior Notes due 2024 (the “2024 Euro Notes” and, together with the 2021 Euro Notes, the “Euro Notes”) and £300,000,000 in aggregate principal amount of its 1.700% Senior Notes due 2022 (the “Sterling Notes” and, collectively with the Euro Notes, the “Senior Notes”).

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this report. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-212372) of FIS filed with the Securities and Exchange Commission (the “Commission”) on July 1, 2016 (the “FIS S-3”).

The Senior Notes are being issued pursuant to the FIS S-3, as supplemented by a preliminary prospectus supplement dated June 26, 2017 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on June 26, 2017), a free writing prospectus dated June 26, 2017 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933 on June 27, 2017) and a final prospectus supplement dated June 26, 2017 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on June 28, 2017).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated June 26, 2017

12.1	Calculation of Ratio of Earnings to Fixed Charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: June 28, 2017

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated June 26, 2017

12.1	Calculation of Ratio of Earnings to Fixed Charges